UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934
(Amendment No. )
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LAM RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 Your Vote Counts!  *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  T03550-P56755-Z93688  LAM RESEARCH CORPORATION  2026 Annual Meeting  Vote by November 2, 2026 11:59 PM ET. For shares held in the 401(k) Plan, vote by October 29, 2026 11:59 PM ET.  You invested in LAM RESEARCH CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on November 3, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to October 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  November 3, 2026 9:30 a.m. Pacific Time  Virtually at: www.virtualshareholdermeeting.com/LRCX2026  LAM RESEARCH CORPORATION ATTN: INVESTOR RELATIONS 4650 CUSHING PARKWAY  FREMONT, CALIFORNIA 94538

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Nominees:  1a. Timothy M. Archer  1b. Eric K. Brandt  For  1c. Ita M. Brennan  For  1d. Anirudh Devgan  For  1e. John M. Dineen  For  1f. Mark Fields  For  1g. Ho Kyu Kang  For  1h. Bethany J. Mayer  For  1i. Jyoti K. Mehra  For  1j. Abhijit Y. Talwalkar  For  2. Advisory vote to approve our named executive officer compensation.  For  3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2027.  For  4. Stockholder proposal titled “Attainable Shareholder Right to Call for a Special Shareholder Meeting,” if properly presented.  Against  NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends  T03551-P56755-Z93688